Note 12 - Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Text Block]
12.     INCOME TAXES

The provision (benefit) for federal income taxes consists of:

(Dollar amounts in thousands)	2012	2011	2010

Current payable	$1,660	$693	$689
Deferred	2	(97)	(777)

Total provision (benefit)	$1,662	$596	$(88)

The tax effects of deductible and taxable temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

(Dollar amounts in thousands)	2012	2011

Deferred tax assets:
Allowance for loan losses	$2,645	$2,318
Supplemental retirement plan	218	182
Alternative minimum tax credits	-	551
Investment security basis adjustment	66	66
Nonaccrual interest income	508	298
Deferred origination fees, net	189	105
OREO adjustments	116	-
Net operating losses	86	190
Other	47	125
Gross deferred tax assets	3,875	3,835

Deferred tax liabilities:
Premises and equipment	434	405
Net unrealized gain on securities	2,777	2,339
FHLB stock dividends	225	225
Intangibles	256	208
Other	2	37
Gross deferred tax liabilities	3,694	3,214

Net deferred tax assets	$181	$621

No valuation allowance was established at December 31, 2012 and 2011, in view of the Company’s ability to carry-back to taxes paid in previous years and certain tax strategies, coupled with the anticipated future taxable income as evidenced by the Company's earnings potential.

The reconciliation between the federal statutory rate and the Company’s effective consolidated income tax rate is as follows:

(Dollar amounts in thousands)	2012		2011		2010
	Amount	% of Pretax Income	Amount	% of Pretax Income	Amount	% of Pretax Income

Provision at statutory rate	$2,700	34.0%	$1,606	34.0%	$827	34.0%
Tax-free income	(1,095)	-13.8	(1,071)	-22.7	(993)	-40.9
Nondeductible interest expense	48	0.6	61	1.3	76	3.1
Other	9	0.1	-	0.0	2	0.2

Actual tax expense and effective rate	$1,662	20.9%	$596	12.6%	$(88)	(3.6	) %

There is a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.  Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met.

At December 31, 2012 and December 31, 2011, the Company had no unrecognized tax benefits. The Company does not expect the total amount of unrecognized tax benefits to significantly increase within the next 12 months. The Company recognizes interest and penalties on unrecognized tax benefits as a component of income tax expense.

The Company and the Banks are subject to U.S. federal income tax as well as an income tax in the state of Ohio, and the Banks are subject to a capital-based franchise tax in the state of Ohio. The Company and the Banks are no longer subject to examination by taxing authorities for years before December 31, 2009.